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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   ----------


                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                      DECEMBER 19, 1997 (DECEMBER 8, 1997)




                         BOYD BROS. TRANSPORTATION INC.
             (Exact Name of Registrant as Specified in its Charter)




   DELAWARE                         0-23948                63-6006515
  (State of                      (Commission              (IRS Employer
 Incorporation)                  File Number)           Identification No.)






                                3275 HIGHWAY 30
                            CLAYTON, ALABAMA  36016
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (334) 775-1400

 ......................................N/A.......................................
         (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On December 8, 1997, Boyd Bros. Transportation Inc. ("Boyd"), W.T. Acquisition Corp., an Alabama corporation and wholly owned subsidiary of Boyd ("Merger Sub") and Welborn Transport, Inc., an Alabama corporation ("Welborn"), entered into an Acquisition Agreement by which Welborn was merged with and into Merger Sub (the "Merger"), with Merger Sub surviving the Merger. The surviving corporation will be operated as a stand-alone subsidiary of Boyd under the name "Welborn Transport, Inc."

     Also on December 8, 1997, Articles of Merger were filed with the Alabama Secretary of State, completing the Merger. Pursuant to the Merger Agreement, Miller Welborn and Steven Rumsey, the sole shareholders of Welborn (the "Shareholders"), each received Boyd Common Stock and will receive two promissory notes payable to the Shareholders with Boyd as obligor. Miller Welborn received 262,626.665 shares of Boyd Common Stock and will receive a combined payment of $1,083,333.37 in principal amount under the two promissory notes. Steven Rumsey received 131,313.335 shares of Boyd Common Stock and will receive a combined payment of $2,166,666.63 under the promissory notes. The shares of Boyd Common Stock received by the Shareholders are newly issued shares of Boyd. Payment under the two promissory notes will be made from the general corporate funds of Boyd. Miller Welborn will continue to serve as Chief Executive Officer of Welborn Transport, Inc. and Steven Rumsey will continue to serve as President of Welborn Transport, Inc. Boyd intends to account for the Merger using the purchase method of accounting for business combinations.

     Welborn Transport, Inc. is a flatbed trucking company that operates approximately 330 tractors from terminals in Tuscaloosa; Memphis, Tennessee; Columbia, South Carolina; Birmingham, Alabama; and Decatur Alabama, running short-haul routes throughout the southeastern United States. A majority of the tractors utilized by Welborn are leased to it by independent-owner operators, along with the services of such independent owner-operators. More than 10% of Welborn's revenue is derived from logistics services, and more than one-half of its annual truckline revenues is booked through commissioned agents.


ITEM 7.  FINANCIAL STATEMENTS

         (a)      Financial Statements of Businesses Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.




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(c)  Exhibits.

       Exhibit
       Number            Exhibit
       -------           -------
           2.1           Acquisition Agreement, dated as of December 8, 1997, by and among Boyd, Merger Sub, Welborn Transport, Inc., Miller
                         Welborn and Steven Rumsey.

           2.2 Plan of Merger by and between Merger Sub and Welborn, filed with Secretary of State of Alabama on December 8, 1997.

          99.1           Press release, dated December 4, 1997, issued by Boyd.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     BOYD BROS. TRANSPORTATION INC.



                                     By:  /s/ DONALD G. JOHNSTON
                                          -------------------------------------
                                          Donald G. Johnston
                                          President and Chief Executive Officer


Date:  December 9, 1997





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                                INDEX TO EXHIBITS

         EXHIBIT
         NUMBER             EXHIBIT
         -------            -------
            2.1             Acquisition Agreement, dated as of December 8, 1997, by and among
                            Boyd, Merger Sub, Welborn Transport, Inc., Miller Welborn and
                            Steven Rumsey.

            2.2             Plan of Merger by and between Merger
                            Sub and Welborn, filed with Secretary of State of Alabama on December 8, 1997.

           99.1             Press release, dated December 4, 1997, issued by Boyd.




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